                                          ACACIA NATIONAL LIFE INSURANCE COMPANY (ANLIC)                                      1010-V
APPLICATION FOR VARIABLE                               7315 WISCONSIN AVENUE
UNIVERSAL LIFE                                           BETHESDA, MD 20814
                                                                                                  Please print clearly in black ink.

[ ] NEW POLICY                                                                        [ ] CONVERSION
[ ] PRELIMINARY APPLICATION                                                           [ ] POLICY # _________________________________
[ ] INCREASE / ADDITION TO POLICY # ________________                                  [ ] RIDER ATTACHED TO POLICY # _______________
    [ ] If increasing existing policy, enter NEW insurance                                  CONTINUE THE BALANCE? [ ] YES  [ ] NO
        amount only  $ _______________                                                [ ] RATE REDUCTION OF POLICY # _______________
    [ ] Use policy funds, no change to planned period premium                         [ ] EXERCISE OF SPLIT OPTION
    [ ] Increase planned periodic premium to $ ________________                           1st Insured Name and Amount $ ____________
        If increase in premium, complete Section 10 Premium                               Name: ____________________________________
        Amount                                                                            2nd Insured Name and Amount $ ____________
                                                                                          Name: ____________________________________
____________________________________________________________________________________________________________________________________
PRODUCT NAME:  [ ] ALLOCATOR 2000   [ ] REGENT 2000
COMPLETE INSURED 2 INFORMATION IF APPLYING FOR REGENT 2000 PRODUCT
____________________________________________________________________________________________________________________________________
1. INSURED 1

   Name of Insured 1 ___________________________________________________________    Sex ___ Date of Birth __/__/__ Bithplace _______
                                                                                                                             (State)
   Former Name (if applicable) _________________________________________________    Social Security Number _________________________

   Address _________________________________________________________________________________________________________________________

   Occupation _____________________________ Duties _________________________________________________________________________________
                                                                                                                     (Date Employed)

   Telephone - Home ________________________ Best Time To Call: _________ A.M.  ________ P.M.

   Telephone - Business ____________________ Best Time To Call: _________ A.M.  ________ P.M.
____________________________________________________________________________________________________________________________________
2. INSURED 2

   Name of Insured 2 ___________________________________________________________    Sex ___ Date of Birth __/__/__ Bithplace _______
                                                                                                                             (State)
   Former Name (if applicable) _________________________________________________    Social Security Number _________________________

   Address _________________________________________________________________________________________________________________________

   Occupation _____________________________ Duties _________________________________________________________________________________
                                                                                                                     (Date Employed)

   Telephone - Home ________________________ Best Time To Call: _________ A.M.  ________ P.M.

   Telephone - Business ____________________ Best Time To Call: _________ A.M.  ________ P.M.
____________________________________________________________________________________________________________________________________
3. OTHER INSURED

   Name of Other Insured _______________________________________________________    Sex ___ Date of Birth __/__/__ Bithplace _______
                                                                                                                             (State)
   Former Name (if applicable) _________________________________________________    Social Security Number _________________________

   Address _________________________________________________________________________________________________________________________

   Occupation _____________________________ Duties _________________________________________________________________________________
                                                                                                                     (Date Employed)

   Telephone - Home ________________________ Best Time To Call: _________ A.M.  ________ P.M.

   Telephone - Business ____________________ Best Time To Call: _________ A.M.  ________ P.M.
____________________________________________________________________________________________________________________________________
4. OWNER  Owner of the policy is to be (choose one):  [ ] Insured 1  [ ] Insured 2  [ ] Joint Owner-Insureds  [ ] Other please complete below)
   Full Name ___________________________________________________________________  Address __________________________________________

   Date of Birth/Trust Date __/__/__      ______________________________________

   Relationship to Insureds (or all Trustee's Names) ___________________________  Social Security#/TIN# ____________________________
____________________________________________________________________________________________________________________________________
5. BENEFICIARY  IF LEFT BLANK, THE BENEFICIARY WILL BE THE ESTATE OF THE OWNER. UNLESS OTHERWISE INDICATED, MULTIPLE BENEFICIARIES
   OF THE SAME CLASS SHALL BE PAID EQUALLY TO THE SURVIVOR OR SURVIVORS.

   Primary _____________________________________________________________________  Rationship to Insured(s) _________________________

   Contingent __________________________________________________________________  Relationship to Insured(s) _______________________

   [ ] OR AS STATED IN AMENDMENT (attach amendment)
____________________________________________________________________________________________________________________________________
6. ALLOCATOR 2000                               OPTIONAL RIDERS:

   AMOUNT OF INSURANCE $___________________       [ ] Children's Insurance Rider (complete Section 8 below)       $ ________
                                                  [ ] Other Insured Term Rider (complete Section 3 above)         $ ________
                                                  [ ] Non-Family Other Insured Term Rider                         $ ________
   DEATH BENEFIT OPTION (select one only)               (Complete Section 3 above)
   --------------------
   [ ] Type A (death benefit is the amount        [ ] Total Disability Rider                                      $ ________
          of insurance)                           [ ] Level Renewable Term Rider                                  $ ________
   [ ] Type B (death benefit is the amonut of     [ ] Guaranteed Insurability Rider                               $ ________
         insurance plus the accumulation          [ ] Accidental Death Benefit Rider
         value)                                       [ ] Proposed Insured                                        $ ________
                                                      [ ] Other Insured                                           $ ________
                                                  [ ] Other Insured ________________________________________________________
____________________________________________________________________________________________________________________________________

VUL-ANLIC Ed. 3-99                                       Page 1 of 9 Pages                                                   071699p


____________________________________________________________________________________________________________________________________
7. REGENT 2000 SURVIVORSHIP ONLY                  OPTIONAL RIDERS (CONT'D.)
   AMOUNT OF INSURANCE $ ___________________      [ ] First To-Die Term Rider $ _______________
                                                      Beneficiary Designation
   DEATH BENEFIT OPTION (select one only)             Primary _________________  Relationship ________________
   --------------------                               Contingent ______________  Relationship ________________
   [ ] Option A (death benefit is the amount of
        insurance)                                [ ] Second To-Die Term Rider $ ______________
   [ ] Option B (death benefit is the amount of   [ ] Term Rider for Covered Insured $ _____________
        insurance plus the accumulation value)        [ ] Insured 1
                                                          Primary _____________  Relationship ________________
   OPTIONAL RIDERS:                                       Contingent __________  Relationship ________________
   [ ] Estate Protection                               Beneficiary Designation
   [ ] Disability Benefit $ _________________          [ ] Insured 2
       [ ] Insured 1 or [ ] Insured 2                      Primary ____________  Relationship ________________
                                                           Contingent _________  Relationship ________________
                                                       [ ] Other Insured (Complete Section 3 above).
____________________________________________________________________________________________________________________________________
8. CIR ONLY - Children: Unmarried, living with insured, under 18 yrs. old.
                      Birthdate                                                             Birthdate
   Full Name         Mo  Day  Yr.  Ins. Age   Ht.    Wt.   Sex           Full Name         Mo  Day  Yr.  Ins. Age   Ht.    Wt.   Sex
CHILD                                                                 CHILD
CHILD                                                                 CHILD
CHILD                                                                 CHILD
____________________________________________________________________________________________________________________________________
9. PREMIUM MODE  Please select one.
   [ ] Annual         [ ] Semi-Annual          [ ] Quarterly        [ ] Monthly Bank Withdrawal        [ ] Monthly Billing
   [ ] Non-Billing    [ ] Invoice Billed       [ ] Payroll Deduction(Additional form required)         [ ] Single $ _______________
____________________________________________________________________________________________________________________________________
10. PREMIUM AMOUNT
    Planned Annual Premium $ __________________ Planned Modal Premium $ _____________________
    *Initial Premium (paid with application) $ __________________________ (leave receipt with payor).
____________________________________________________________________________________________________________________________________
  *All premium checks must be made payable to ANLIC. Do not make check payable to the agent/registered representative or leave the payee blank.
____________________________________________________________________________________________________________________________________
11. INSURANCE INFORMATION                                                  Insured 1        Insured 2        Other Insured
    List all life insurance existing on each Insured. If none, check box.  [ ] None         [ ] None         [ ] None
    Will the Insurance now being applied for discontinue, reduce, change or replace any life insurance or annuity in this or any other company?  [ ] Yes  [ ] No
    (If yes, attach Comparative Information Form and/or Replacement Notice if required by State Law.)

                                                           ACCIDENTAL       YEAR        WILL THIS POLICY BE REPLACED?
NAME OF INSURED       COMPANY   POLICY NUMBER     AMOUNT     DEATH         ISSUED       YES     NO        AS A 1035?

_________________________________________________________________________________       [ ]     [ ]           [ ]

_________________________________________________________________________________       [ ]     [ ]           [ ]

_________________________________________________________________________________       [ ]     [ ]           [ ]

_________________________________________________________________________________       [ ]     [ ]           [ ]

_________________________________________________________________________________       [ ]     [ ]           [ ]
____________________________________________________________________________________________________________________________________
12. OTHER INFORMATION
    INFORMATION BELOW RELATES TO ALL PERSONS PROPOSED FOR COVERAGE                                                   Yes       No
a.  Has any company declined, postponed, modified, cancelled or refused to renew, reinstate or issue insurance?      [ ]       [ ]
b.  Is any other life insurance application now pending or contemplated with any other company?                      [ ]       [ ]
c.  Have you been charged with a driving violation or had your license suspended or had a restriction placed on you licnese within the past 3 years? (If yes, provide)
           Insured 1         Driver's license number _____________________ State of Issue __________                 [ ]       [ ]
           Insured 2         Driver's license number _____________________ State of Issue __________                 [ ]       [ ]
           Other Insured     Driver's license number _____________________ State of Issue __________                 [ ]       [ ]
d.  Have you participated in any vehicle racing, parachuting, hang gliding, scuba diving, mountain climbing or
    rodeos within the past 2 years or is any such activity contemplated? (If yes, complete Avocation Form)           [ ]       [ ]
e.  Have you ever flown within the past 2 years as a pilot, student pilot, crew member, or had any flying duties,
    or is any such activity contemplated? (If yes, complete Aviation Form)                                           [ ]       [ ]
f.  Do you anticipate travel or residence in a foreign country in the near future?
    (If so, where and for how long? _____________________________)                                                   [ ]       [ ]
____________________________________________________________________________________________________________________________________
DETAILS of "yes" answers.  Identify question number "1", "2" or "Other Insured" where applicable:

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
                                                         Page 2 of 9 Pages

____________________________________________________________________________________________________________________________________
13. TOBACO USE                                                                                                       Yes       No

    a. Have you smoked one or more cigarettes in the past 12 months?                                                 [ ]       [ ]
    b. Hou you used any form of tobacco or nicotine substitute in the past twelve months?                            [ ]       [ ]
       (If yes, please indicate Insured "1", "2" or "Other Insured" and type and frequency) ________________________
____________________________________________________________________________________________________________________________________
14. SPECIAL INSTRUCTIONS

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
15. ENDORSEMENTS/CORRECTIONS HOME OFFICE USE ONLY.
    No change in the amount, age at  issue,  classification,  plan of insurance  or benefits shall  be effective unless agreed to in writing by me.  This space will not be used in MD,  PA,  WV or any other state if not allowed by statute or Insurance Department
    Regulations.



____________________________________________________________________________________________________________________________________
16. SUITABILITY INFORMATION
    A. FINANCIAL INFORMATION                                                                            Owner (if other
                                                       Insured 1                Insured 2            than Insureds or Trust)
    i.   Annual income from occupation          $ ____________________     $ __________________     $ _______________________
    ii.  Annual income from other sources       $ ____________________     $ __________________     $ _______________________
    iii. Projected income for next 12 months    $ ____________________     $ __________________     $ _______________________
    iv.  Estimated Net Worth                    $ ____________________     $ __________________     $ _______________________
    v.   Tax Bracket                              ____________________ %     __________________ %     _______________________ %

    B. INVESTMENT OBJECTIVES & RISK TOLERANCE
    This section applies  to  the Owner.  In order  to determine  if  this policy  meets your investment objectives  and  continuing financial needs, please complete the following:
    INVESTMENT OBJECTIVES: Please check at least one.  Multiple  objectives can be selected.  However, if more than one  please rank based on importance to you. Primary = 1, Secondary = 2, etc.
     [ ] Preservation of Capital  [ ] Income  [ ] Growth  [ ] Aggressive Growth  [ ] Speculation   [ ] Other _____________________
    RISK TOLERANCE: Rank based on the level of risk.  Tolerable = 1, Least Tolerable = 4.
          _____________ Low Risk    ___________ Moderate Risk    ____________ Speculative Risk   __________ High Risk

    C. CITIZENSHIP INFORMATION                                    Insured 1         Insured 2          Other Insured
                                                                 Yes     No        Yes     No         Yes      No
       Are the Insureds citizens of the Unites States?           [ ]    [ ]        [ ]    [ ]         [ ]     [ ]
        if not, permanent resident?                              [ ]    [ ]        [ ]    [ ]         [ ]     [ ]

    D. Do you understand the insurance features of this product?   [ ] Yes   [ ] No

NOTICE
All Registered Representatives must provide their Broker Dealer with client information applicable to suitability. (See your Broker
Dealer for details).
____________________________________________________________________________________________________________________________________
17. ALLOCATION
    Choose EITHER a. or b. Acacia allows you to choose either the (A) MODEL ASSET ALLOCATION PROGRAM and its options or (B) OWNER
    DIRECT ASSET ALLOCATION PROGRAM and its options.

    a. I want to participate in the MODEL ASSET ALLOCATION PROGRAM (Quarterly rebalancing is automatic.)
       [ ] Yes  If yes, please select ONE Portfolio A-J.

       Portfolio A       Conservative (WITH International)                                                                  [ ]
       Portfolio B       Conservative (WITH International)                                                                  [ ]
       Portfolio C       Moderate (WITH International)                                                                      [ ]
       Portfolio D       Moderate-Aggressive (WITH International)                                                           [ ]
       Portfolio E       Aggressive (WITH International)                                                                    [ ]
       Portfolio F       Conservative (WITHOUT International)                                                               [ ]
       Portfolio G       Conservative-Moderate (WITHOUT International)                                                      [ ]
       Portfolio H       Moderate (WITHOUT International)                                                                   [ ]
       Portfolio I       Moderate-Aggressive (WITHOUT International)                                                        [ ]
       Portfolio J       Aggressive (WITHOUT International)                                                                 [ ]
       Other             _______________________________________________________
____________________________________________________________________________________________________________________________________

                                                         Page 3 of 9 Pages


b. I want to participate in the OWNER DIRECTED ASSET ALLOCATION PROGRAM.
   [ ] Yes  If yes, select using whole percentages only.  Must total 100%

    CALVERT SOCIAL FUNDS                    OPPENHEIMER FUNDS                                  ALGER AMERICAN FUNDS
Money Market             _____%    High Income Fund/VA                     _____%         Growth                   _____%
Balanced                 _____%    Capital Appreciation Fund/VA            _____%         Small Capitalization     _____%
Small Cap                _____%    Aggressive Growth Fund/VA               _____%         MidCap Growth            _____%
Mid Cap Growth           _____%    Main Street Growth and Income Fund/VA   _____%
International Equity     _____%    Strategic Bond Fund/VA                  _____%

       DREYFUS FUNDS                             STRONG FUNDS                                     ACACIA NATIONAL
Stock Index              _____%    International Stock Fund II             _____%         General/Fixed Account    _____%
                                   Discovery Fund II                       _____%

   NEUBERGER BERMAN FUNDS                        VAN ECK FUNDS
Limited Maturity Bond    _____%    Worldwide Hard Assets Fund              _____%
Growth                   _____%                                                           TOTAL                    100%
____________________________________________________________________________________________________________________________________
18. DOLLAR  COST  AVERAGING  Transfers totaling less than $100 are not permitted.   Note:  If  this option is chosen,  there must be
    sufficient allocation to the Money Market in the Allocation Section on the application.   This option  will stay in effect until
    until the fund is depleted or until I cancel this option in writing or with an authorized telephone instruction.

    Transfer $ ___________ per month from the [ ] Money Market or from the [ ] Acacia National General Account (36 months minimum).

    CALVERT SOCIAL FUNDS                    OPPENHEIMER FUNDS                                  ALGER AMERICAN FUNDS
Money Market             _____%    High Income Fund/VA                     _____%         Growth                   _____%
Balanced                 _____%    Capital Appreciation Fund/VA            _____%         Small Capitalization     _____%
Small Cap                _____%    Aggressive Growth Fund/VA               _____%         MidCap Growth            _____%
Mid Cap Growth           _____%    Main Street Growth and Income Fund/VA   _____%
International Equity     _____%    Strategic Bond Fund/VA                  _____%

       DREYFUS FUNDS                             STRONG FUNDS                                     ACACIA NATIONAL
Stock Index              _____%    International Stock Fund II             _____%         General/Fixed Account    _____%
                                   Discovery Fund II                       _____%

   NEUBERGER BERMAN FUNDS                        VAN ECK FUNDS
Limited Maturity Bond    _____%    Worldwide Hard Assets Fund              _____%
Growth                   _____%                                                           TOTAL                    100%
____________________________________________________________________________________________________________________________________
19. PORTFOLIO REBALANCING (Automatic Rebalancing) [ ] Check here to change current and future allocations.  Please rebalance the values in my subaccounts to result in a portfolio allocation of: (Round to nearest tenth)

    CALVERT SOCIAL FUNDS                    OPPENHEIMER FUNDS                                  ALGER AMERICAN FUNDS
Money Market             _____%    High Income Fund/VA                     _____%         Growth                   _____%
Balanced                 _____%    Capital Appreciation Fund/VA            _____%         Small Capitalization     _____%
Small Cap                _____%    Aggressive Growth Fund/VA               _____%         MidCap Growth            _____%
Mid Cap Growth           _____%    Main Street Growth and Income Fund/VA   _____%
International Equity     _____%    Strategic Bond Fund/VA                  _____%

       DREYFUS FUNDS                             STRONG FUNDS                                     ACACIA NATIONAL
Stock Index              _____%    International Stock Fund II             _____%         General/Fixed Account    _____%
                                   Discovery Fund II                       _____%

   NEUBERGER BERMAN FUNDS                        VAN ECK FUNDS
Limited Maturity Bond    _____%    Worldwide Hard Assets Fund              _____%
Growth                   _____%                                                           TOTAL                    100%

The first rebalancing should occur every [ ] 3 months,  [ ] 6 months or  [ ] 1 year (check one), beginning on (date) _________________________________, [ ] 3 months,  [ ] 6 months,  [ ] 1 year (check one) after issue date.
____________________________________________________________________________________________________________________________________

                                                         Page 4 of 9 Pages


20.  EARNING SWEEP (Interest Sweep) Please calculate the gain on all subaccounts every  [ ] 3 months,  [ ] 6 months,  [ ] 1 year
     (check one) and deposit those gains in the subaccounts listed below:


    CALVERT SOCIAL FUNDS                    OPPENHEIMER FUNDS                                  ALGER AMERICAN FUNDS
Money Market             _____%    High Income Fund/VA                     _____%         Growth                   _____%
Balanced                 _____%    Capital Appreciation Fund/VA            _____%         Small Capitalization     _____%
Small Cap                _____%    Aggressive Growth Fund/VA               _____%         MidCap Growth            _____%
Mid Cap Growth           _____%    Main Street Growth and Income Fund/VA   _____%
International Equity     _____%    Strategic Bond Fund/VA                  _____%

       DREYFUS FUNDS                             STRONG FUNDS                                     ACACIA NATIONAL
Stock Index              _____%    International Stock Fund II             _____%         General/Fixed Account    _____%
                                   Discovery Fund II                       _____%

   NEUBERGER BERMAN FUNDS                        VAN ECK FUNDS
Limited Maturity Bond    _____%    Worldwide Hard Assets Fund              _____%
Growth                   _____%                                                           TOTAL                    100%

The first sweep of earnings should occur on (date) ___________________________________________________________.
or every   [ ] 3 months,  [ ] 6 months,    [ ] 1 year (check one) after issue date.
____________________________________________________________________________________________________________________________________
21. TELEPHONE  AUTHORIZATION   UNLESS  WAIVED, I THE OWNER  AND AGENT/REGISTERED
    REPRESENTATIVE  WILL   HAVE  AUTOMATIC  TELEPHONE  TRANSFER AUTHORIZATION.

    [ ] I elect NOT to have telephone authorization         [ ] I elect NOT to have my Registed Representative
                                                                have transfer authorization

    I hereby authorize and direct ANLIC to make  allowable transfers of funds or reallocation  of  net  premiums  among available  subaccounts or to complete other financial  transactions  as  may be  allowed  by ANLIC at the  time of request, based  upon instructions received  by  telephone from a) myself, as
    Owner b) my Agent/Registered Representative in  Section 31 below; and c) the person(s) named below. ANLIC  will  not be liable for following instructions
    communicated   by  telephone  that it  reasonably  believes to  be  genuine.
    ANLIC will employ  reasonable procedures, including  requiring   the  policy
    number  to be stated, tape recording  all instructions, and mailing  written confirmations. If ANLIC does  not  employ  reasonable procedures  to confirm that instructions communicated by telephone are genuine, ANLIC may be liable for any losses due to unathorized or fraudulent instructions.

    Name per (c) above: ________________________________________    SS# _________________________

    Address: ____________________________________________________________________________________

    I  understand: a) all  telephone transactions will  be recorded; and b) this authorization will continue in force until the earlier  of 1) revocation  by the Owner is received  in  written form  or  by  telephone  by  ANLIC; or 2)
    ANLIC discontinues this privilege.
____________________________________________________________________________________________________________________________________
22. CONSENT FOR ELECTRONIC DELIVERY

    By initaling here ________ the owner consents to receive the Acacia National
    Prospectus dated May 1st of the prospective year and all subsequent prospectus amendments thereto, electronically in lieu of paper version.

          I would like to receive delivery:       [ ] on diskette
                                                          or
                                                  [ ] Via E-Mail - My E-Mail address is _________________________________________
____________________________________________________________________________________________________________________________________
23. AUTOMATIC BANK DRAFT  PLEASE ATTACH VOIDED CHECK.   Note if voided check is NOT attached  and a personal check  accompanies this application, the account  referenced on  the  check will  be  used to  establish this plan  unless otherwise  notified.  Minimum withdrawal amount is $15.00.

    Please withdrawal $ ___________ from my bank account as shown below on the _______ (day) of each month and invest as shown in Section 17. Note: Start date may be adjusted to occur on or before the policy date.

    _________________________________________________________________________________________________________________________
    Name of Depositor/Account Name

    _________________________________________________________________________________________________________________________
    Account Number                                                              Bank Phone Number

    _________________________________________________________________________________________________________________________
    Name of Bank, Branch and Bank Address

    This authorization can be terminated upon 30 days written notice by the depositor or ANLIC to the other party.  ANLIC may terminate this authorization if any debit entry is not honored.

    __X______________________________________________________________________________________________________________________
     Authorized Signature for above account
____________________________________________________________________________________________________________________________________

                                                         Page 5 of 9 Pages


____________________________________________________________________________________________________________________________________
24. RELEASE OF POLICY INFORMATION  Authorization Agreement to release policy information to designated individual. Policy information is automatically sent to the policyowner, registered representative and Broker/Dealer.

    As policyowner, I hereby authorize and direct the Company to send one copy of policy information relating to the above policy to the following designated individual.

    Name _______________________________________________________________________ SNN or TIN ________________________________________

    Address ________________________________________________________________________________________________________________________

    I understand that, as policyowner, I will continue to receive the originals of such policy information.  The designated individual is not authorized to withdraw  monies from or make any other policy changes or to act in any way on my behalf in regard to the above policy(ies).  I also understand that monitoring policy activity is my responsibility.

    TERMINATION OF AUTHORIZATION: This Authorization will continue to be in force until the earlier of (1) written notice is received from the owner revoking this authorization or (2) the Company terminates this agreement by written notice to owner.

    INDEMNIFICATION: Regarding the policy information released to the individual designated above, I agree to indemnify and hold harmless the Company, their affiliates, and their directors, officers, employees, and agents from and against all claims, actions, costs and liabilities, including attorney's fees, arising out of or relating to this Authorization Agreement.
____________________________________________________________________________________________________________________________________
25.  HEALTH HISTORY

(ANSWER THE FOLLOWING QUESTIONS REGARDING INSURED 1)

  Name of personal physician _______________________________________________________________________________________________________
                                                                        (If none, so state)

  Address _______________________________________________________________________________________________ Phone ____________________

  Reason last consulted _________________________________________________________________________________ Date _____________________

  What treatment was given or medication prescribed? _______________________________________________________________________________


(ANSWER THE FOLLOWING QUESTIONS REGARDING INSURED 2)

  Name of personal physician _______________________________________________________________________________________________________
                                                                        (If none, so state)

  Address _______________________________________________________________________________________________ Phone ____________________

  Reason last consulted _________________________________________________________________________________ Date _____________________

  What treatment was given or medication prescribed? _______________________________________________________________________________

(ANSWER THE FOLLOWING QUESTIONS REGARDING OTHER INSURED)

  Name of personal physician _______________________________________________________________________________________________________
                                                                        (If none, so state)

  Address _______________________________________________________________________________________________ Phone ____________________

  Reason last consulted _________________________________________________________________________________ Date _____________________

  What treatment was given or medication prescribed? _______________________________________________________________________________

INFORMATION BELOW RELATES TO ALL PERSONS PROPOSED FOR COVERAGE
For following questions "HIV" means Human  Immunodeficiency  Virus, "AIDS" means
Acquired Immune Deficiency Sydrome and "ARC" means AIDS Related Complex.
                                                                                                    Yes     No

a. Has the Insured within the past 10 years ever been treated or had any:
   (1) Disorder of eyes, ears, nose or throat?                                                      [ ]     [ ]
   (2) Dizziness, fainting, convulsions, epilepsy, headach, speech defect,
       paralysis or stroke, mental, brain, or nervous disorder?                                      [ ]     [ ]
   (3) Asthma, emphysema, pleurisy, allergies, shortness of breath or any disorder
       of the lungs or respiratory system?                                                          [ ]     [ ]
   (4) Chest pain, irregular or rapid pulse, high blood preasure, rheumatic fever, heart murmur, heart attack, anemia or other disorder of the heart, blood* or
       circulatory system?                                                                          [ ]     [ ]
          *NJ AND WI RESIDENTS, YOU MAY EXCLUDE ANY BLOOD DISORDER RELATING TO AIDS, THE HIV ANTIBODY,
           SERO-POSITIVITY, OR THE HIV VIRUS.
   (5) Intestinal bleeding, ulcer, ulcerative colitis, spastic colitis, diverticulitis,
       jaundice or any disorder of the liver, gallbladder, or digestive system?                     [ ]     [ ]
   (6) Sugar, albumin or blood in urine, nephritis, stone or other disorder of the
       kidneys, bladder, prostate, reproductive organs or breasts?                                  [ ]     [ ]
   (7) Diabetes or disorder ot the thyroid or other endocrine glands?                               [ ]     [ ]
   (8) Rheumatism, arthritis, gout, deformity or amputation or disorder of the
       muscles or bones?                                                                            [ ]     [ ]
   (9) Cancer, tumor or cyst or any disorder of the skin or lymph glands?                           [ ]     [ ]
          GA AND IL RESIDENTS, DO NOT RESPOND TO Q.25.B.(1) AND Q.25.B.(2).
          ND, NJ, WA AND WI RESIDENTS, DO NOT RESPOND TO Q.25.B.(1) THROUGH Q.25.B.(4).
          PA RESIDENTS, DO NOT RESPOND TO Q.25.B.(2).
          CA, AND CT RESIDENTS, DO NOT RESPOND TO Q.25.B.(4).
b. During the past 10 years has the Insured:
   (1) Had or been told they had AIDS or ARC?                                                       [ ]     [ ]
   (2) Had or been told they had AIDS related condition?                                            [ ]     [ ]
____________________________________________________________________________________________________________________________________

                                                         Page 6 of 9 Pages

   (3) Received treatment in connection with any of the categories named in Q.25.b.(1)?             [ ]     [ ]

   (4) Tested positive for antibodies to the AIDS (Human T-cell Lymphotropic,
       HIV) virus?                                                                                  [ ]     [ ]
         ONLY - GA RESIDENTS, ANSWER Q.25.B.(5) AND Q.25.B.(6).
         ----
   (5) Been diagnosed with AIDS or ARC caused by the HIV infection?                                 [ ]     [ ]
   (6) Tested positive for the HIV infection?                                                       [ ]     [ ]
         ONLY - IL, NJ, WA AND WI RESIDENTS, ANSWER Q.25.B.(7) AND 25.B.(8).
   (7) Been diagnosed or treated by a person licensed as a medical physician for AIDS?              [ ]     [ ]
   (8) Been diagnosed or treated by a person licensed as a medical physician for ARC?               [ ]     [ ]
c. Except as stated in answer to previous questions, has the Insured within the past 5 years:
   (1) Has any mental or physical disorder not previously listed?                                   [ ]     [ ]
   (2) Been seen by a physician for a checkup, illness, injury or surgery?                          [ ]     [ ]
   (3) Been a patient in a hospital, clinic or other medical facility?                              [ ]     [ ]
   (4) Had an ECG, X-ray, CAT scan or other diagnostic test (FOR NJ AND WI
       RESIDENTS, OTHER THAN AN AIDS RELATED TEST)?                                                 [ ]     [ ]
       WI RESIDENTS, DO NOT RESPOND TO Q.25.C.(5).
   (5) Been advised to have any diagnostic test, hospitalization or surgery which
       was not completed?                                                                           [ ]     [ ]
d. Is Insured now taking any medication or treatment?                                               [ ]     [ ]
e. Has Insured ever used narcotics, barbiturates, amphetamines, cocaine, LSD,
   marijuana, or hallucinogenic drugs?                                                              [ ]     [ ]
f. Has Insured ever received counseling or treatment for the use of alcohol or drugs?               [ ]     [ ]
        NC RESIDENTS, DO NOT RESPOND TO Q. 25.G.
g. Has Insured ever been a member of a support group for the use of alcohol or drugs?               [ ]     [ ]
h. Does the Proposed Insured have any family history of diabetes, cancer, heart or
   kidney disease?                                                                                  [ ]     [ ]
i. Tobacco Use
   (1) Has the Insured smoked one or more cigarettes in the past twelve months?                     [ ]     [ ]
   (2) Has the Insured used any form of tobacco in the past twelve months?                          [ ]     [ ]
       (If yes, please provide date of last use) Insured 1 __________   Insured 2 __________  Other Insured __________
   (3) Has the Insured used any form of tobacco or nicotine in the past thirty-six months?
       (If yes, please provide date of last use) Insured 1 __________   Insured 2 __________  Other Insured __________

INSURED I                                                            INSURED 2
   _________________________________________________________________________________________________________________________________
 j. Family              Living                     Deceased          j.  Family            Living                      Deceased
    History    Age     Present Health    Age      Cause of Death         History    Age   Present Health      Age     Cause of Death
    Father                                                               Father
    Mother                                                               Mother
    Brothers                                                             Brothers
    Sisters                                                              Sisters
    ________________________________________________________________________________________________________________________________
   Insured 1                                                             Insured 2
       Exact Height ___ ft. ___ in.     Exact Weight ___ lbs.               Exact Height ___ ft. ___ in.     Exact Weight ___ lbs.
        [ ] Gained  [ ] Lost _________ pounds within past year.              [ ] Gained  [ ] Lost _________ pounds within past year.
        Reason ________________________________________________              Reason ________________________________________________

OTHER INSURED
   _____________________________________________________________________________
 j. Family              Living                     Deceased
    History    Age     Present Health    Age      Cause of Death          Other Insured
    Father                                                                  Exact Height ___ ft. ___ in.     Exact Weight ___ lbs.
    Mother                                                                   [ ] Gained  [ ] Lost _________ pounds within past year.
    Brothers                                                                 Reason ________________________________________________
    Sisters
____________________________________________________________________________________________________________________________________
DETAILS of "Yes" answers. Identify question number and Insured "1", "2" or "Other Insured".  Circle applicable items.  Include nature of ailment (and pathological diagnosis, if applicable), dates, duration and names and addresses of all attending physicians and medical facilities.

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
                                                         Page 7 of 9 Pages

____________________________________________________________________________________________________________________________________
26. DISCLOSURES

    I hereby acknowledge receipt of the current prospectus, and any supplements, for this policy including any required disclosure if the policy applied for will be in a qualified plan.
____________________________________________________________________________________________________________________________________
27. AGREEMENTS
    I AGREE AS FOLLOWS:

    a. Any policy including any endorsements issued as a result of this application will, with this application and any supplemental applications, be the entire insurance contract.

    b. No agent, broker or medical examiner can: 1) waive the answers to any questions in this application; 2) make or change any insurance contract; or 3) waive any rights or rules of ANLIC.

    c. EXCEPT AS SPECIFIED OTHERWISE IN A RECEIPT PROVIDED UPON A PAYMENT OF PREMIUM AT THE TIME OF APPLICATION, INSURANCE WILL NOT
       BE EFFECTIVE UNTIL ALL OF THE FOLLOWING ARE MET: A) THE POLICY ISSUED BY ANLIC IS DELIVERED TO AND ACCEPTED BY THE APPLICANT;
       AND B) THE FIRST FULL PREMIUM IS PAID.

    d. ANLIC may change this application by an appropriate notation in the space marked "Endorsements/Corrections": 1) to correct apparent errors or omissions; and 2) to conform it with any policy rider that may be issued.  No change will be made in the following without the applicant's written consent: 1) amount of insurance; 2) plan of insurance; 3) classification of risks;
       or 4) benefits.  Acceptance of any policy issued under this application ratifies any amendments.

    e. FOR RESIDENTS IN ALL STATES OTHER THAN COLORADO, NEW JERSEY, NEW MEXICO, PENNSYLVANIA AND VIRGINA:
       Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

    f. NOTE FOR COLORADO RESIDENTS: NOTE FOR COLORADO RESIDENTS:  It  is  unlawful  to  knowingly  provide  false,  incomplete,   or
       misleading facts or information to an insurance company for the purpose of defrauding or  attempting to  defraud the company.
       Penalties may  include imprisionment,  fines,  denial  of  insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the  policy holder or claimant  with regard  to a  settlement or award payable from insurance proceeds shall be reported to the  Colorado Division of Insurance within the Department of  Regulatory
       Agencies.

     g. NOTE FOR NEW JERSEY RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal or civil penalties.

     h. NOTE FOR NEW MEXICO RESIDENTS:  Any person who knowingly presents a false or fraudulent claim  for  payment of  a  loss  of benefit or  knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

     i. NOTE  FOR PENNSYLVANIA  RESIDENTS:  Any  person  who  knowingly and  with intent  to  defraud  any  insurance  company  or other  person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any fact material  thereto commits a fraudulent insurance act, which  is  a crime  and  subjects  such  person  to  criminal  and  civil penalties.

     j. NOTE FOR VIRGINIA RESIDENTS:  Any  person who, with  intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.


                                                         Page 8 of 9 Pages

     k. I understand that: 1) THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY WITH INVESTMENT EXPERIENCE, LOANS
        AND OTHER SPECIFIED CONDITIONS; 2) POLICY VALUES NOT IN THE FIXED ACCOUNT WILL INCREASE OR DECREASE IN
        ACCORDANCE WITH THE EXPERIENCE OF THE SELECTED INVESTMENT OPTIONS OF THE SEPARATE ACCOUNT; 3) the amount of the benefit payable on surrender is not guaranteed, but is dependent on the then surrnder value; 4) illustrations of benefits, including the death benefit, are available upon request; and 5) this policy meets my investment objectives and anticipated financial needs.
____________________________________________________________________________________________________________________________________
28. AUTHORIZATION This  authorization, or a  photocopy of it, shall remain valid for use by ANLIC for two (2) years from the date below. I authorize any licensed  physician, medical practitioner, hospital, clinic or other  medically related  facility, insurance  company, agency conducting Investigative  Consumer  Reports or any information  service, or financial institution, family  member, or associate  to release  to  ANLIC or any person or entity  acting on its behalf, any personal  information which is on file and relates to my health or mental condition, general character, driving records, use of alcohol and drugs, and hobbies of hazardous nature. I understand that any information obtained will be used  to  determine my eligibility for insurance and/or for any benefits in the event of a claim.

    In  addition, I authorize the Medical Information Bureau (MIB) to release to ANLIC or its reinsurers, any  personal information which is on file and relates to me.

    I also agree that I have received and read the Notice of ANLIC's Insurance Information Practices, MIB and Investigative Consumer
    Reports.  I also understand that my authorized representative and I can receive a copy of this authorization if we so desire.

    NOTE FOR NEW JERSEY AND VIRGINIA RESIDENTS: I authorize ANLIC to obtain an Investigative Consumer Report.  An Investigative
    Consumer Report commonly includes information regarding the consurmer's character, general reputation, personal  characteristics and mode of living.  It also includes verification of residence, marital status and occupation. I understand tht I may request a copy  of  the  report upon  its  completion  and  that  I  may  ask  to be interviewed in conjunction  with the preparation of the report by contacting ANLIC.

    NOTE FOR  NEW JERSEY AND WEST VIRGINIA RESIDENTS:  I also understand that none of the information collected concerning my sexual orientation will  be  used to determine my eligibility for insurance.
____________________________________________________________________________________________________________________________________
29. SUBSTITUTE W-9 CERTIFICATION
    For joint ownership, the first person's name and Soc. Sec. No. (TIN), i.e., Owner-Insured 1 will be listed as the TIN of record.
    This person is certifying as follows:

    I certify under penalty of perjury that: 1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2) I am not subject to backup  withholding  because: a) I  am  exempt from  backup withholding; or b) I have not been notified by the  Internal Revenue Service that I am subject to backup withholding as a result of a  failure to report  all  interest or dividends; or c) the  IRS  has  notified  me that I am  no longer  subject  to  backup withholding.

    You must cross out item 2 if you have been notified by the IRS that you are currently subject to  backup withholding because of underreporting interest or dividends on your tax return.

    THE INTERNAL REVENUE SERVICE DOES  NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
    REQUIRED TO AVOID BACKUP WITHHOLDING.
____________________________________________________________________________________________________________________________________
30. SIGNATURES
    I  represent  to the best of my knowledge and belief that all statements and answers to this application are complete and true.
    Dated at  __________________________________________________________________________________  On this Date _____________________
                                      (City)                  (State)

    X                                                                           X
    _____________________________________________________________________       ____________________________________________________
    Signature of Proposed INSURED 1 (may be omitted below age 15)               Signature of INSURED 2

    X                                                                           X
    _____________________________________________________________________       ____________________________________________________
    Signature of OTHER INSURED                                                  Signature(s) and Title of Officer or Trustee(s)


   X
    _____________________________________________________________________
    Signature of Owner if not an Insured (If a corporation or Trust, show full name)
    (A parent or gurdian must sign if Proposed Insured has not attained 18th birthday)
____________________________________________________________________________________________________________________________________
31. AGENT'S/REGISTERED REPRESENTATIVE'S STATEMENT
    Do  you have any knowledge or reason to believe that replacement of existing life insurance or annuity coverage may be involved?
    [ ] Yes     [ ] No

    I certify that: (1) the information provided by the Owner has been accurately recorded; (2) a current prospectus and all supplements were delivered; and (3) I have reasonable grounds to recommend the purchase of the policy as suitable for the Owner.

    X
    ________________________________________________________________________________________________________________________________
    Signature of Agent/Registered Representative


    ________________________________________________________________________________________________________________________________
    Print Name Here                                      ANLIC Agent Code                          Agency or Broker/Dealer
____________________________________________________________________________________________________________________________________

                                                         Page 9 of 9 Pages